SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-A

          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
          SECTION 12(B) OR 12(G) OF THE SECURITIES EXCHANGE ACT OF 1934



                               LIFE RE CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
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                    (STATE OF INCORPORATION OR ORGANIZATION)

                                   01-0437851
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                      (I.R.S. EMPLOYER IDENTIFICATION NO.)



                  969 HIGH RIDGE ROAD
                  STAMFORD, CONNECTICUT                     06905
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.|X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.|_|

 Securities Act registration statement file number to which this form relates:
                                                                   333-46213
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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B)OF THE ACT:


    TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED
    -------------------                         ------------------------------

     Adjustable Conversion-rate
     Equity Security Units                      New York Stock Exchange


    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      None.
                                (TITLE OF CLASS)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The description of the Adjustable Conversion-rate Equity Security Units (the "Units") to be registered hereunder is incorporated herein by reference to the description included under the caption "Description of the Units" in the Registration Statement on Form S-3 of Life Re Corporation and Life Re Capital Trust II (Registration No. 333-46213), as may be amended from time to time (the "Registration Statement"). For purposes of such description, any prospectus relating to the Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.

ITEM 2.   EXHIBITS.


1. Form of Amended and Restated Declaration of Trust of Life Re Capital Trust II (incorporated herein by reference to Exhibit 4.5 of Amendment No. 2 to the Registration Statement).

2. Form of Quarterly Income Preferred Security of Life Re Capital Trust II (incorporated herein by reference to Exhibit 4.6 of Amendment No. 2 to the Registration Statement).

3. Form of Indenture between Life Re Corporation and The Bank of New York, as Trustee, pursuant to which the Junior Subordinated Debentures are to be issued (incorporated herein by reference to Exhibit 4.7 of Amendment No. 2 to the Registration Statement).

4. Form of Junior Subordinated Debenture (incorporated herein by reference to Exhibit 4.8 of Amendment No. 2 to the Registration Statement).

5. Form of Guarantee Agreement with respect to the Quarterly Income Preferred Securities (incorporated herein by reference to Exhibit 4.9 of Amendment No. 2 to the Registration Statement).

6. Specimen Common Stock Certificate of Life Re Corporation (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-1 (Registration No. 33-50556)).

7.        Form of Master Unit Agreement (incorporated herein by reference to
          Exhibit 4.11 of Amendment No. 2 to the Registration Statement).

8. Form of Adjustable Conversion-rate Equity Security Units (incorporated herein by reference to Exhibit 4.12 of Amendment No. 2 to the Registration Statement).

9.        Form of Pledge Agreement (incorporated herein by reference to Exhibit
          4.13 of Amendment No. 2 to the Registration Statement).

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


                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                     LIFE RE CORPORATION



Date:  March 10, 1998                                By: /s/ W. Weldon Wilson
                                                         -----------------------
                                                     Name: W. Weldon Wilson
                                                     Title: Vice President


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